UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 19, 2016

Ford Credit Floorplan Master Owner Trust A

(Exact Name of Issuing Entity as Specified in Charter)

Commission File Number: 333-206773

Central Index Key Number: 0001159408

Ford Credit Floorplan LLC and Ford Credit Floorplan Corporation

(Exact Name of Registrants/Depositors as Specified in Charter)

Commission File Numbers: 333-206773-01 and 333-206773-02

Central Index Key Numbers: 0001061198 and 0000872471

Ford Motor Credit Company LLC

(Exact Name of Sponsor as Specified in Charter)

Central Index Key Number: 0000038009

Delaware

(State or Other Jurisdiction of Incorporation of the Registrants)

38-3372243   and  38-2973806

(IRS Employer Identification No. of the Registrants)

c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC c/o Ford Motor Company World Headquarters, Suite 802-A3 One American Road Dearborn, Michigan	48126
(Address of Principal Executive Offices of the Registrants)	(Zip Code)

Registrants’ telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

In connection with the issuance by Ford Credit Floorplan Master Owner Trust A (the “Trust”) of the asset-backed securities (the “Notes”) described in the Prospectus, dated February 9, 2016 (the “Prospectus”), which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Floorplan Corporation and Ford Credit Flooplan LLC, as registrants (the “Registrants” or the “Depositors”), the Depositors and/or the Trust have entered into the agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

Item 9.01.                                        Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits:

Exhibit No.	Description

4.2	Series 2016-1 Indenture Supplement, dated as of February 1, 2016, between the Trust and the Indenture Trustee.

10.10	Dispute Resolution Supplement, dated as of February 1, 2016, among the Sponsor, as Seller and Servicer, Ford Credit Floorplan Corporation, as Depositor, and the Trust.

10.11	Dispute Resolution Supplement, dated as of February 1, 2016, among the Sponsor, as Seller and Servicer, Ford Credit Floorplan LLC, as Depositor, and the Trust.

10.12	Asset Representations Review Agreement, dated as of February 1, 2016, among the Sponsor, as Servicer, the Trust and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.

10.13	Series 2016-1 Account Control Agreement, dated as of February 1, 2016, between the Trust and The Bank of New York Mellon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their respective behalves by the undersigned hereunto duly authorized.

FORD CREDIT FLOORPLAN CORPORATION

By:	/s/ Susan J. Thomas
Name: Susan J. Thomas
Title: Secretary

FORD CREDIT FLOORPLAN LLC

By:	/s/ Susan J. Thomas
Name: Susan J. Thomas
Title: Secretary

Dated:  February 19, 2016

EXHIBIT INDEX

Exhibit No.	Description

4.2	Series 2016-1 Indenture Supplement, dated as of February 1, 2016, between the Trust and the Indenture Trustee.

10.10	Dispute Resolution Supplement, dated as of February 1, 2016, among the Sponsor, as Seller and Servicer, Ford Credit Floorplan Corporation, as Depositor, and the Trust.

10.11	Dispute Resolution Supplement, dated as of February 1, 2016, among the Sponsor, as Seller and Servicer, Ford Credit Floorplan LLC, as Depositor, and the Trust.

10.12	Asset Representations Review Agreement, dated as of February 1, 2016, among the Sponsor, as Servicer, the Trust and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.

10.13	Series 2016-1 Account Control Agreement, dated as of February 1, 2016, between the Trust and The Bank of New York Mellon.